PLEDGE AND SECURITY AGREEMENT
                          -----------------------------

     AGREEMENT dated as of March 31, 1999 among PHOENIXCOR, INC., a Delaware corporation with its principal place of business at 65 Water Street, South Norwalk, CT 06854 (referred to herein as "Lender"); CHANCELLOR CORPORATION, a Massachusetts corporation with its principal place of business at 210 South Street, 10th Floor, Boston, MA 02111 (referred to herein as "Borrower"); and CHANCELLOR FLEET CORPORATION, a Massachusetts corporation with its principal place of business at 210 South Street, 10th Floor, Boston, MA 02111, as trustee (referred to herein as "Trustee") of the trusts established under the trust agreements listed on the attached Exhibit A (the "Trusts").

                                 R E C I T A L S

     A. Lender has agreed to extend financing to Borrower pursuant to the Loan and Security Agreement dated as of March 31, 1999 (the "Loan Agreement") among Lender, Borrower and Trustee to finance, among other things, the purchase by Borrower from First Union Commercial Corporation of all of the beneficial interests under the Trusts (the "Trust Interests") on the condition, among other things, that Borrower pledge all of the Trust Interests to Lender as additional security for Borrower's obligations under the Loan Agreement.

     B. Upon completion of such purchase, Borrower shall be the sole beneficial interest holder in the Trusts.

     C. Borrower has agreed to pledge all of the Trust Interests to Lender as security for the payment and performance of Borrower's obligations under the Loan Agreement.

     NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

     FIRST:  To  secure  the  payment  and  performance  of  all  obligations of
     -----
Borrower  and  Trustee  to  Lender  under  the  Loan  Agreement  and  any  other
     --
obligations  of Borrower or Trustee to Lender now existing or hereafter arising,
     --
Borrower hereby sets over, transfers, hypothecates, grants, assigns, pledges and conveys to Lender, its successors and assigns a pledge and continuing security interest in and to (i) all of Borrower's right, title and interest in the Trust Interests and (ii) all proceeds of the Trust Interests (collectively, the "Collateral"). Upon receipt of all sums secured hereby, Lender shall release its security interest in the Collateral.

     SECOND:  Trustee  agrees to note and keep noted in its applicable books and
     ------
records that Borrower has pledged and granted to Lender a security interest in the Trust Interests and that the same may not be transferred without the prior written consent of Lender. Borrower hereby appoints Lender as its attorney in fact to execute all documents necessary to perfect and keep perfected the security interests hereby created. This power of attorney is a special power of attorney coupled with an interest and shall be irrevocable by Borrower.

     THIRD:  Trustee  and  Borrower  warrant,  represent  and  agree  that  upon
     -----
disbursement  by  Lender to First Union Commercial Corporation of the applicable
     --
loan proceeds as directed by Borrower, (i) Borrower will be the sole record and beneficial owner of and have good title to the Trust Interests, free and clear of liens and encumbrances (other than Lender's) and (ii) there will be no restrictions upon the transfer hereby to Lender of any of the Collateral pursuant to the terms and conditions of this Agreement. Borrower and Trustee agree not to amend the Trusts or execute or consent to any agreement, without Lender's consent, which would adversely impact on Lender's security interest in all or some of the Trust Interests.

     FOURTH:  Upon  the  occurrence  of a default under the Loan Agreement, this
     ------
Agreement or other agreement between Borrower and/or Trustee and Lender, and the continuation of such default for a period of thirty (30) days, Lender shall have all of the rights and remedies with respect to the Trust Interests of a secured party under the Uniform Commercial Code ("UCC") of the laws of the State of Connecticut, including, without limitation, and without liability for any diminution in price or value of the Trust Interests which may have occurred, the right to sell all or any part of the Trust Interests at public or private sale, by one or more contracts, at the same or at different times. Lender may buy any part or all of the Trust Interests at any public sale and, to the extent permitted by the UCC, at any private sale, and may make payment therefor by any means, including, without limitation, the cancellation of interest, loan payments or any other amounts owed to Lender under the Loan Agreement or this Agreement. Out of the proceeds of any sale Lender may retain an amount equal to all sums owed under the Loan Agreement, as well as any other sums owed to Lender, plus the amount of the expenses of the sale. In the event that the proceeds of any sale are insufficient to cover the sums owed under the Loan Agreement, as well as any other sums owed to Lender, plus expenses of the sale, Borrower shall remain liable to Lender for any deficiency.

     FIFTH:  All  costs,  charges  and  expenses  paid  or incurred by Lender in
     -----
connection with (i) enforcing its rights or remedies under this Agreement or interest in the Collateral, including, without limitation, attorney fees, court and other legal costs and expenses or (ii) removing any lien or encumbrance on the Collateral shall be paid by Borrower and shall be secured by the Collateral pledged pursuant to this Agreement.

     SIXTH:  Lender  may  assign or otherwise transfer this Agreement and all of
     -----
its rights hereunder and in and to the Collateral to any person who may succeed to its rights under the Loan.

     SEVENTH:  It  is agreed by all parties that any breach of this Agreement by
     --------
Trustee or Borrower (individually or collectively) will constitute an additional event of default under the Loan Agreement.

     EIGHTH:  All  notices required or permitted to be given under the terms and
     -------
provisions of this Agreement by any party to the other(s) shall be in writing and shall be made by hand delivery, by nationally recognized overnight service or by registered or certified mail, return receipt requested to the parties as follows:

If  to  Lender:     Phoenixcor,  Inc.
          65  Water  Street
          South  Norwalk,  CT  06854
          Attn:  Legal/Default  Notices

If  to  Borrower:     Chancellor  Corporation
210  South  Street,  10th  Floor
     Boston,  MA  02111
          Attn:  Franklyn  Churchill

If  to  Trustee:     Chancellor  Fleet  Corporation
210  South  Street,  10th  Floor
Boston,  MA  02111
          Attn:  Jon  Ezrin

or to such other address as may hereafter be provided by the parties in writing. Notices shall be effective upon receipt and if sent by registered or certified mail shall be deemed received and delivered three (3) days after deposit with the United States Postal Service.

     TENTH:  This Agreement may be executed in any number of counterparts and by
     -----
the different parties hereto in separate counterparts, all of which when so executed and delivered together will constitute one and the same document.

     ELEVENTH:  This  Agreement shall be governed by and construed in accordance
     --------
with the laws of the State of Connecticut. THE PARTIES HERETO WAIVE THE RIGHT TO JURY TRIAL IN ANY ACTION OR PROCEEDING BASED ON THIS AGREEMENT, TO THE EXTENT PERMITTED BY LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers to be effective as of the date first above written.

PHOENIXCOR,  INC.     CHANCELLOR  CORPORATION

BY:_______________________________     BY:________________________________

TITLE:_____________________________     TITLE:______________________________

CHANCELLOR  FLEET  CORPORATION

BY:________________________________

TITLE:______________________________

REF.g/ajk/docs/3rdParty/Chancellor/Pledge-2

                               EXHIBIT A - TRUSTS



     NAME  OF  TRUST          DATE  OF  TRUST

1.  Chancellor/First  Union  IV  Trust          12/30/88


2.  CHANCELLOR/FIRST  UNION  TRUST  IX     9/25/89


3.  Chancellor/First  Union  Trust  XV          12/25/89


4.  Chancellor/First  Union  Trust  XVII          2/25/89


5.  Chancellor/First  Union  Trust  XVIII          12/31/89


6.  Chancellor/First  Union  Trust  XX          9/25/89


7.  Chancellor/First  Union  Trust  XXVII          9/25/90


8.  Chancellor/First  Union  Trust  XXVIII          10/25/90


9.  Chancellor/Whirlpool  494J  Trust          3/29/91


10.  Chancellor/Whirlpool  494K  Trust          3/29/91